Exhibit 10.1

SECOND AMENDMENT AND INCREMENTAL AGREEMENT

SECOND AMENDMENT AND INCREMENTAL AGREEMENT dated as of March 18, 2022 (this “Amendment”), to the 364-Day Term Loan Credit Agreement dated as of November 29, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), among FORTUNE BRANDS HOME & SECURITY, INC., a Delaware corporation (the “Borrower”), the financial institutions party hereto as lenders (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A. Pursuant to the Existing Credit Agreement, the Lenders have extended credit to the Borrower.

B. The Borrower has informed the Administrative Agent and the Lenders that it wishes (a) to obtain an incremental loan in the aggregate principal amount of $500,000,000 under the Existing Credit Agreement (the “Second Amendment Effective Date Incremental Loan”), (b) to use the proceeds of the Second Amendment Effective Date Incremental Loan for general corporate purposes, including working capital, capital expenditures, permitted acquisitions and other lawful corporate purposes permitted by the Credit Agreement and (c) to amend the Existing Credit Agreement to provide for the Second Amendment Effective Date Incremental Loan and to effect the other modifications to the Existing Credit Agreement set forth herein.

C. The Borrower has requested that JPMorgan Chase Bank, N.A. (“JPMorgan”), Credit Suisse AG, New York Branch and Bank of America, N.A. (collectively, the “Incremental Lenders”) make the Second Amendment Effective Date Incremental Loan to the Borrower on the Second Amendment Effective Date (as defined below), subject to the terms and conditions set forth herein, and the Incremental Lenders are willing to make the Second Amendment Effective Date Incremental Loan, on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Terms Generally. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply mutatis mutandis to this Amendment. Capitalized terms used herein but not defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendments to the Existing Credit Agreement. Upon the Second Amendment Effective Date, the Existing Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended to delete the defined term “Incremental Loan” therein.

(b) Section 1.01 of the Existing Credit Agreement is hereby amended to insert the following defined terms in the appropriate alphabetical order:

“Closing Date Term Loans” means the term loans made on the Closing Date pursuant to Section 2.02.

“First Amendment Effective Date Incremental Loan” means the incremental term loan in the aggregate principal amount of $200,000,000 made by the Incremental Lender (as defined in the First Amendment) on the First Amendment Effective Date pursuant to the First Amendment.

“Second Amendment” means the Second Amendment and Incremental Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” means March 18, 2022.

“Second Amendment Effective Date Incremental Loan” means the incremental term loan in the aggregate principal amount of $500,000,000 made by the Incremental Lenders (as defined in the Second Amendment) on the Second Amendment Effective Date pursuant to the Second Amendment.

(c) Section 1.01 of the Existing Credit Agreement is hereby amended to amend and restate the following definitions in their entirety:

“Commitment” means, (a) as to any Lender, the aggregate commitment of such Lender to make Term Loans as set forth on Schedule 2.01 or in the most recent Assignment and Assumption or other documentation contemplated hereby executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Term Loans, which aggregate commitment (x) was $400,000,000 as of the Closing Date with respect to the Closing Date Term Loans, (y) was $200,000,000 as of the First Amendment Effective Date with respect to the First Amendment Effective Date Incremental Loan and (z) is $500,000,000 as of the Second Amendment Effective Date with respect to the Second Amendment Effective Date Incremental Loan.

“Existing Term Loans” means the Closing Date Term Loans and the First Amendment Effective Date Incremental Loan.

“Term Loans” means the Existing Term Loans and the Second Amendment Effective Date Incremental Loan.

(d) Schedule 2.01 is amended and restated in its entirety as set forth on Annex I hereto.

SECTION 3. Incremental Loan. (a) Subject to the terms and conditions set forth herein and in the Credit Agreement, the Incremental Lenders agree to make the Second Amendment Effective Date Incremental Loan to the Borrower in a single drawing on the Second Amendment Effective Date (the commitment of each Incremental Lender to make such Second Amendment Effective Date Incremental Loan being called its “Incremental Commitment”). Amounts repaid in respect of the Second Amendment Effective Date Incremental Loan may not be reborrowed.

(b) The terms of the Second Amendment Effective Date Incremental Loan shall be identical to the terms of the Existing Term Loans, except as otherwise set forth herein with respect to the initial making of the Second Amendment Effective Date Incremental Loan.

(c) Subject to the terms and conditions set forth herein and effective as of the Second Amendment Effective Date, for all purposes of the Credit Documents, (i) the Second Amendment Effective Date Incremental Loan made hereunder shall constitute an increase in the aggregate amount of the Term Loans outstanding immediately prior to the effectiveness of this Amendment, (ii) the Second Amendment Effective Date Incremental Loan made hereunder shall be a “Borrowing” and “Term Loan” under the Credit Agreement and shall constitute a Borrowing of the same Type as the Existing Term Loans, and (iii) JPMorgan shall be a “Lender” under the Credit Agreement, shall be a party to the Credit Agreement as a Lender and shall have all the rights and obligations of, and benefits accruing to, a Lender under the Credit Agreement and shall be bound by all agreements, acknowledgements and other obligations of the Lenders. Without limiting the foregoing, the Second Amendment Effective Date Incremental Loan made hereunder shall mature on the Maturity Date, shall participate in any mandatory or voluntary prepayments on a pro rata basis with the Existing Term Loans and shall bear interest at the rate specified in the Credit Agreement, as applicable to the Existing Term Loans.

(d) JPMorgan (i) represents and warrants that it is legally authorized to enter into this Amendment, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto, (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are incidental thereto and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. JPMorgan acknowledges that it has delivered to the Administrative Agent an Administrative Questionnaire in which it designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its affiliates, the Credit Parties and their related parties or their respective securities) will be made available and who may receive such information in accordance with JPMorgan’s compliance procedures and applicable laws, including Federal and state securities laws.

(e) The funding of the Second Amendment Effective Date Incremental Loan to be made hereunder shall be made in the manner contemplated by Section 2.02 of the Credit Agreement (mutatis mutandis). Unless previously terminated, the Incremental Commitment shall terminate at 5:00 p.m., New York City time, on the Second Amendment Effective Date.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Lenders that, as of the Second Amendment Effective Date:

(a) This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of the Borrower set forth in the Credit Documents are true and correct in all material respects (but in all respects if such representation and warranty is qualified by “material” or “Material Adverse Effect”) on and as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date; provided, however, that for purposes of the foregoing the reference in the definition of “Disclosed Matters” to the “Closing Date” shall be deemed a reference to the “Second Amendment Effective Date”.

(c) No Default has occurred and is continuing.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) Amendment Execution. The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (A) the Borrower, (B) the Lenders (including JPMorgan) and (C) the Administrative Agent.

(b) Opinions. The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) from Norton Rose Fulbright US LLP, special counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent, covering such matters relating to the Credit Parties, this Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

(c) Secretary’s Certificate. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (i) that there have been no changes in the Certificate of Incorporation or other charter document of the Borrower, as attached thereto and as certified as of a recent date by the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, since the date of the certification thereof by such governmental entity, (ii) the By-Laws or other applicable organizational document, as attached thereto, of the Borrower as in effect on the date of such certification, (iii) resolutions of the Board of Directors or other governing body of the Borrower authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, and (iv) the names and true signatures of the incumbent officers of the Borrower authorized to sign this Amendment and the other Credit Documents.

(d) Solvency Certificate. The Administrative Agent shall have received a solvency certificate signed by the chief financial officer of the Borrower, on behalf of each of the Credit Parties, substantially in the form of Exhibit F to the Credit Agreement.

(e) Fees and Expenses. The Administrative Agent shall have received reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of a single counsel), to the extent invoiced reasonably prior to the Second Amendment Effective Date, required to be reimbursed or paid by the Borrower under the Credit Agreement or any other Credit Document.

SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document, shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. For the avoidance of doubt, the provisions of Section 9.06(b) of the Credit Agreement apply to this Amendment.

SECTION 8. Governing Law, Etc. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Paragraphs (b) through (e) of Section 9.09 and Section 9.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

SECTION 9. Headings. Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Credit Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FORTUNE BRANDS HOME & SECURITY, INC., as Borrower

By	/s/ Matthew C. Lenz
Name: Matthew C. Lenz
Title: Vice President & Treasurer

[Signature Page to Second Amendment and Incremental Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as an Incremental Lender and as a Lender

By	/s/ JK O’Donnell
Name:	James K. O’Donnell
Title:	Vice President

[Signature Page to Second Amendment and Incremental Agreement]

BANK OF AMERICA, N.A.,
as an Incremental Lender and as a Lender

By	/s/ M. Maslanka
Name:	Marc Maslanka
Title:	Director

[Signature Page to Second Amendment and Incremental Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH, as an Incremental Lender and a Lender

By	/s/ Doreen Barr

Name:	Doreen Barr
Title:	Authorized Signatory

By	/s/ Michael Dieffenbacher
Name:	Michael Dieffenbacher
Title:	Authorized Signatory

[Signature Page to Second Amendment and Incremental Agreement]

Annex I

Schedule 2.01

Commitments and Existing Term Loans1

Lender	Commitment	Existing Term Loans
JPMorgan Chase Bank, N.A.	$166,666,666.67	$0.00
Bank of America, N.A.	$166,666,666.67	$200,000,000.00
Credit Suisse AG, New York Branch	$166,666,666.66	$200,000,000.00
The Bank of Nova Scotia	$0.00	$200,000,000.00
TOTAL	$500,000,000.00	$600,000,000.00

[1]

As of the Second Amendment Effective Date; “Commitments” reflect incremental commitments in respect of the Second Amendment Effective Date Incremental Loan, and “Existing Term Loans” reflect the aggregate principal balance, as of the Second Amendment Effective Date, of the Existing Term Loans.